UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2019 (June 19, 2019)

ETF SERIES SOLUTIONS
(Exact name of registrant as specified in its charter)

Delaware	811-22668	See List Below
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Title of Class of Securities	IRS Employer ID Number
AlphaMark Actively Managed Small Cap ETF	47-3375167

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (414) 765-5586

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
AlphaMark Actively Managed Small Cap ETF	SMCP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events

On June 19, 2019, The Nasdaq Stock Market LLC (“Nasdaq” or “Exchange”) filed with the Securities and Exchange Commission (“SEC” or “Commission”) a proposed rule change (the "Rule Change") to change the rule for listing and trading the shares ("Shares") of the AlphaMark Actively Managed Small Cap ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”). On July 2, 2019, the Commission issued a public notice of the Rule Change and designated the Rule Change operative upon its filing on June 19, 2019.
Previously, Shares were listed pursuant to an SEC approval order, but are now listed pursuant to the generic listing standards under Nasdaq Rule 5735. As such, the components of the Fund will be required to comply with the requirements of that rule on an initial and continual basis, and the Exchange has confirmed that the Fund’s portfolio currently complies with the requirements of Nasdaq Rule 5735(b)(1).
Forward-Looking Statements
This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether the Fund is able to maintain compliance with the Exchange's continued listing standards and other factors disclosed by the Fund from time to time in its filings with the Commission. As a result of these factors, the Fund’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Trust disclaims any obligation to publicly update such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETF Series Solutions

Date: July 3, 2019

/s/ Michael D. Barolsky
Michael D. Barolsky
Vice President and Secretary